CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of JPMorgan Trust I of our reports dated August 24, 2023, relating to the financial statements and financial highlights for the funds constituting JPMorgan Trust I listed in Appendix A (the “Funds”), which appear in the Funds’ Annual Report on Form N-CSR for the year ended June 30, 2023. We also consent to the references to us under the headings “Financial Statements”, “Independent Registered Public Accounting Firm” and “Financial Highlights” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP
New York, New York
October 24, 2023

Appendix A

JPMorgan Access Funds

JPMorgan Access Balanced Fund

JPMorgan Access Growth Fund

JPMorgan U.S. Equity Funds

JPMorgan Diversified Fund

JPMorgan U.S. Value Fund

JPMorgan Hedged Equity Fund

JPMorgan U.S. GARP Equity Fund

JPMorgan U.S. Sustainable Leaders Fund

JPMorgan U.S. Applied Data Science Value Fund

JPMorgan Mid Cap Equity Fund

JPMorgan Small Cap Blend Fund

JPMorgan Small Cap Sustainable Leaders Fund

JPMorgan Small Cap Equity Fund

JPMorgan U.S. Equity Fund

JPMorgan U.S. Large Cap Core Plus Fund

JPMorgan U.S. Research Enhanced Equity Fund

JPMorgan U.S. Small Company Fund

JPMorgan Value Advantage Fund

JPMorgan SmartRetirement Funds

JPMorgan SmartRetirement Income Fund

JPMorgan SmartRetirement 2020 Fund

JPMorgan SmartRetirement 2025 Fund

JPMorgan SmartRetirement 2030 Fund

JPMorgan SmartRetirement 2035 Fund

JPMorgan SmartRetirement 2040 Fund

JPMorgan SmartRetirement 2045 Fund

JPMorgan SmartRetirement 2050 Fund

JPMorgan SmartRetirement 2055 Fund

JPMorgan SmartRetirement 2060 Fund

JPMorgan SmartRetirement Blend Funds

JPMorgan SmartRetirement Blend Income Fund

JPMorgan SmartRetirement Blend 2020 Fund

JPMorgan SmartRetirement Blend 2025 Fund

JPMorgan SmartRetirement Blend 2030 Fund

JPMorgan SmartRetirement Blend 2035 Fund

JPMorgan SmartRetirement Blend 2040 Fund

JPMorgan SmartRetirement Blend 2045 Fund

JPMorgan SmartRetirement Blend 2050 Fund

JPMorgan SmartRetirement Blend 2055 Fund

JPMorgan SmartRetirement Blend 2060 Fund